Exhibit 99.2 Enterprise Financial Services Corp 2025 Fourth Quarter Earnings Webcast

2 Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, liquidity, yields and returns, loan diversification and credit management, stockholder value creation and the impact of acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma,” “pipeline” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; our ability to collect insurance proceeds from claims made related to tax recapture events; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic and market conditions, high unemployment rates, higher inflation and its impacts (including U.S. federal government measures to address higher inflation), impacts of trade and tariff policies, U.S. fiscal debt, budget and tax matters (including the effect of a prolonged U.S. federal government shutdown), and any slowdown in global economic growth; risks associated with rapid increases or decreases in prevailing interest rates; our ability to attract and retain deposits and access to other sources of liquidity; changes in business prospects that could impact goodwill estimates and assumptions; consolidation within the banking industry; competition from banks and other financial institutions; the ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in legislative or regulatory requirements, as well as current, pending or future legislation or regulation that could have a negative effect on our revenue and business, including rules and regulations relating to bank products and financial services; changes in accounting policies and practices or accounting standards; natural disasters (including wildfires and earthquakes); terrorist activities, war and geopolitical matters (including the war in Israel and potential for a broader regional conflict and the war in Ukraine and the imposition of additional sanctions and export controls in connection therewith), or pandemics, or other health emergencies and their effects on economic and business environments in which we operate, including the related disruption to the financial market and other economic activity; and those factors and risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and the Company’s other filings with the SEC. The Company cautions that the preceding list is not exhaustive of all possible risk factors and other factors could also adversely affect the Company’s results. For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Readers are cautioned not to place undue reliance on any forward-looking statements. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. Forward-Looking Statements

3 Financial Highlights - 4Q25* Capital • Tangible Common Equity/Tangible Assets** 9.07%, compared to 9.60% • Tangible Book Value Per Common Share** $41.37, compared to $41.58 • CET1 Ratio 11.6%, compared to 12.0% • Quarterly common stock dividend of $0.32 per share in fourth quarter 2025 ($0.01 increase) • Quarterly preferred stock dividend of $12.50 per share ($0.3125 per depository share) • Repurchased 67,000 shares at an average price of $52.64 • Net Income $54.8 million, up $9.6 million; EPS $1.45 • Net Interest Income $168.2 million, up $9.9 million; NIM 4.26% • PPNR**$74.8 million, up $9.2 million • ROAA 1.27%, compared to 1.11%; PPNR ROAA** 1.74%, compared to 1.61% • ROATCE** 14.02%, compared to 11.56% Earnings *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. M&A • Completed branch acquisition in Arizona and Kansas in October 2025

4 Financial Highlights, continued - 4Q25* *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. Loans & Deposits • Loans $11.8 billion, up $217.2 million ◦ Loans down $74.7 million excluding acquired loans • Loan/Deposit Ratio 80.8% • Deposits $14.6 billion, up $1.0 billion or $1.1 billion excluding brokered CDs ◦ Deposits up $431.9 million excluding acquired deposits • Noninterest-bearing Deposits/Total Deposits 33% Asset Quality • Nonperforming Loans/Loans 0.70% • Nonperforming Assets/Assets 0.95% • Allowance Coverage Ratio 1.19%; 1.29% adjusted for guaranteed loans** • Net Charge-Offs $20.7 million • $6.2 million gain on OREO

5 Financial Highlights, continued - 2025* *Comparisons noted below are to the prior year unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. Earnings • Net Income $201.4 million, up $16.1 million; EPS $5.31 • Net Interest Income $626.7 million, up $58.6 million; NIM 4.21% • PPNR** $274.7 million, up $19.5 million • ROAA 1.24%, compared to 1.25%; PPNR ROAA** 1.70%, compared to 1.72% • ROATCE** 13.34%, compared to 13.58% Loans, Deposits, & Asset Quality • Loans $11.8 billion, up $580.0 million, or 5% ◦ Loans up $288.0 million excluding acquired loans • Deposits $14.6 billion, up $1.5 billion, or 11% ◦ Deposits up $853.4 million excluding acquired deposits • Net Charge-Offs $24.3 million, or 0.21% of average loans, compared to 0.16% Capital • Tangible Common Equity/Tangible Assets** 9.07%, compared to 9.05% • Tangible Book Value Per Share** $41.37, compared to $37.27, increase of 11% • Common stock dividend increased to $1.22 per share, compared to $1.06 per share • Repurchased 258,739 shares at an average price of $54.60

6 2026 Priorities Improve Asset Quality • Reduce criticized and classified loans • Reduce nonperforming assets • Focused credit underwriting and monitoring Leverage Technology to Enhance Productivity and Efficiency • Expand use of existing technology framework • Evaluate business automation opportunities • Integrate manual procedures into automated workflow processes Organic Loan and Deposit Growth • Disciplined pricing • Expand existing relationships and new customer acquisitions • Leverage investment in sales associates

7 Loan Details 4Q25 3Q25 4Q24 Qtr Change LTM Change Branch Acquisition** Net Organic Qtr Change Net Organic LTM Change C&I $ 2,606 $ 2,321 $ 2,139 $ 285 $ 467 $ 85 $ 200 $ 382 CRE Investor Owned 2,786 2,627 2,405 159 381 84 75 297 CRE Owner Occupied 1,405 1,297 1,305 108 100 118 (10) (18) SBA loans* 1,262 1,258 1,298 4 (36) — 4 (36) Sponsor Finance* 695 774 783 (79) (88) — (79) (88) Life Insurance Premium Financing* 1,187 1,152 1,114 35 73 — 35 73 Tax Credits* 803 781 760 22 43 — 22 43 Residential Real Estate 362 359 351 3 11 4 (1) 7 Construction and Land Development 634 784 794 (150) (160) — (150) (160) Consumer*** 60 230 271 (170) (211) 1 (171) (212) Total Loans $ 11,800 $ 11,583 $ 11,220 $ 217 $ 580 $ 292 $ (75) $ 288 *Specialty loan category. **Amounts reported are as of December 31, 2025 and represent loan balances from the branch acquisition from First Interstate Bank completed on October 10, 2025. ***Certain loans were reclassified from Consumer and into other categories in the fourth quarter of 2025. Prior period amounts were not adjusted. $ In Millions

8 Loans By Region Specialty Lending $4,109 $4,213 $4,256 4Q24 3Q25 4Q25 $ In Millions Midwest $3,201 $3,193 $3,372 4Q24 3Q25 4Q25* Southwest $1,784 $2,005 $2,229 4Q24 3Q25 4Q25* Note: Excludes “Consumer” loans; Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) *Branch acquisition completed in October 2025. West $1,855 $1,942 $1,883 4Q24 3Q25 4Q25

9 Deposit Details 4Q25 3Q25 4Q24 Qtr Change LTM Change Branch Acquisition* Net Organic Qtr Change Net Organic LTM Change Noninterest-bearing demand accounts $ 4,874 $ 4,387 $ 4,484 $ 487 $ 390 $ 213 $ 274 $ 177 Interest-bearing demand accounts 3,537 3,302 3,175 235 362 109 126 253 Money market accounts 3,991 3,703 3,564 288 427 219 69 208 Savings accounts 538 526 553 12 (15) 21 (9) (36) Certificates of deposit: Brokered 722 762 485 (40) 237 — (40) 237 Customer 947 888 885 59 62 47 12 15 Total Deposits $ 14,609 $ 13,568 $ 13,146 $ 1,041 $ 1,463 $ 609 $ 432 $ 854 Deposit Verticals** $ 3,815 $ 3,774 $ 3,388 $ 41 $ 427 $ 41 $ 427 $ In Millions *Amounts reported are as of December 31, 2025 and represent deposit balances from the branch acquisition from First Interstate Bank completed on October 10, 2025. **Included in Total Deposits. Note, Total Deposits excluding Deposit Verticals and brokered CDs increased $1.0 billion from 3Q25 and $799 million from 4Q24.

10 Deposits By Region Deposit Verticals $3,388 $3,774 $3,815 4Q24 3Q25 4Q25 $ In Millions Note: Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) *Includes brokered balances **Branch acquisition completed in October 2025. Midwest* $6,433 $6,392 $6,921 4Q24 3Q25 4Q25** West* $1,268 $1,340 $1,312 4Q24 3Q25 4Q25 Southwest $2,057 $2,062 $2,561 4Q24 3Q25 4Q25**

Differentiated Deposit Verticals

ENTERPRISE Financial Services Corp


Legal Industry and Escrow Services 21.9%
Property Management 39.5%
Community Associations 38.6%

- **$3.82 billion - 26% of total deposits**
- **$3.93 billion - Average deposits for 4Q25**
- **$27.5 million - Related deposit costs in noninterest expense, resulting in an average deposit vertical cost of 2.78% in 4Q25**
- **$132.7 million - Average Deposits per Branch for FDIC Insured Banks with a deposit portfolio between $5-20B***
    - **29 - Number of traditional branches that would support the EFSC deposit vertical portfolio**

Data Source: Deposit data as of June 30th, 2025, per the FDIC Summary of Deposits.

Community Associations

$1.5 billion in deposit accounts specifically designed to serve the needs of community associations.

Property Management

$1.5 billion in deposits. Specializing in the compliance of Property Management Trust Accounts.

Legal Industry and Escrow Services

$833 million in deposits. Product lines providing services to independent escrow and non-depository trust companies.


$1,500
$1,000
$500
$—
$ In Millions
4Q24
1Q25
2Q25
3Q25
4Q25
Community Associations
Property Management
Legal Industry and Escrow Services

11

12 Core Funding Mix Commercial Business Banking Consumer $ In Millions 1At December 31, 2025. Note: Brokered deposits were 4Q25 $1.0 billion; 3.56% cost of funds Deposit Verticals Total Portfolio Average Account Size & Cost of Funds COMMERCIAL BUSINESS BANKING CONSUMER DEPOSIT VERTICALS Average account size ($ in thousands) 4Q25 $ 349 $ 80 $ 23 $ 101 Cost of funds 4Q251 1.99% 1.19% 1.41% 0.64% • ~80% of commercial deposits utilize Treasury Management services • ~90% of checking and savings accounts utilize online banking services • ~60% of commercial deposits have a lending relationship Overview 30% 34% 32% 37% 33% 22% 5% 6% 30% 27% 17% 20% 67% 8% 24% $5,246 $2,810$1,752 DDA IB DDA MMA SAV CD 1 yr or less CD > 1 yr $3,815 4Q25

13 Earnings Per Share Trend - 4Q25 $1.19 $0.22 $0.19 $(0.02) $(0.10) $(0.03) $1.45 3Q25 Net Interest Income Noninterest Income Provision for Credit Losses Noninterest Expense Change in ETR 4Q25 Change in Diluted EPS1 1Excluding the effect of the third quarter 2025 recaptured tax credits and anticipated insurance recovery of $32.1 million from both noninterest income and tax expense.

14 $146.4 $147.5 $152.8 $158.3 $168.2 4.13% 4.15% 4.21% 4.23% 4.26% 4.66% 4.33% 4.33% 4.30% 3.90% Net Interest Income Net Interest Margin Avg Effective Fed Funds Rate 4Q24 1Q25 2Q25 3Q25 4Q25* Net Interest Income Trend $ In Millions Net Interest Income 4Q24 1Q25 2Q25 3Q25 4Q25* Net Interest Income - FTE $ 148.6 $ 150.0 $ 155.5 $ 161.3 $ 171.7 Purchase Accounting Amortization/(Accretion) 0.8 0.2 0.4 0.6 (0.2) Adjusted Net Interest Income - FTE (Excluding Purchase Accounting) $ 149.4 $ 150.2 $ 155.9 $ 161.9 $ 171.5 Net Interest Margin 4.13% 4.15% 4.21% 4.23% 4.26 % Purchase Accounting Amortization/(Accretion) 0.02% 0.01% 0.01% 0.02% 0.00 % Adjusted Net Interest Income - FTE (Excluding Purchase Accounting) 4.15% 4.16% 4.22% 4.25% 4.26% *Branch acquisition completed in October 2025.

15 Net Interest Margin 6.73% 6.57% 6.64% 6.64% 6.51% 3.51% 3.75% 3.86% 3.93% 4.02% 6.05% 5.93% 6.00% 5.99% 5.86% Earning asset yield Securities yield Loan yield 4Q24 1Q25 2Q25 3Q25 4Q25 2.96% 2.77% 2.70% 2.67% 2.46% 2.00% 1.83% 1.82% 1.80% 1.64% 3.02% 2.84% 2.81% 2.77% 2.52% Interest-bearing deposit rate Total cost of deposits Interest-bearing liabilities 4Q24 1Q25 2Q25 3Q25 4Q25 Components of Interest-bearing LiabilitiesComponents of Interest-earning Assets 4.23% (0.22)% 0.08% 0.05% 0.12% 4.26% 3Q25 Loans Securities Borrowings Deposits 4Q25 Margin Bridge

16 26 (4) 2 14 70 4Q24 1Q25 2Q25 3Q25 4Q25 $140 $78 $110 $174 $(75) $292 41.5% 41.9% 45.9% 45.0% 43.9% Organic Loans Acquired Loans Avg Line Draw % 4Q24 1Q25 2Q25 3Q25 4Q25* 4Q25 3Q25 4Q24 NPLs/Loans 0.70% 1.10% 0.38 % NPAs/Assets 0.95% 0.83% 0.30 % ACL/NPLs 169.1% 116.4% 323.2 % ACL/Loans*** 1.29% 1.40% 1.34 % Annualized Net Charge-offs (Recoveries) to Average Loans Provision for Credit Losses** $6.8 $5.2 $3.5 $8.4 $9.2 4Q24 1Q25 2Q25 3Q25 4Q25 $ In Millions bps bps bps bps bps $ In Millions Loan Growth and Average Line of Credit Utilization *Organic loan growth excludes branch acquisition completed in October 2025. **Includes credit loss expense on loans, investments and unfunded commitments. ***Excludes guaranteed loans. A Non-GAAP Measure, Refer to Appendix for Reconciliation. Credit Trends

Allowance for Credit Losses for Loans

ENTERPRISE Financial Services Corp

Key Assumptions:

- Reasonable and supportable forecast period is one year with a one year reversion period.
- Forecast considers a weighted average of baseline, upside and downside scenarios.
- Primary macroeconomic factors:
  - Percentage change in GDP
  - Unemployment
  - Percentage change in Retail Sales
  - Percentage change in CRE Index

	4Q25		
$ In Millions	Loans	ACL	ACL as a % of Loans
Commercial and industrial	$ 5,232	$ 69	1.32 %
Commercial real estate	5,454	51	0.94 %
Construction real estate	688	11	1.60 %
Residential real estate	368	8	2.17 %
Consumer	58	1	1.72 %
Total	$ 11,800	$ 140	1.19 %

Reserves on sponsor finance, agricultural, and investor office CRE loans, which are included in the categories above, represented $26.3 million, $3.6 million, and $5.2 million, respectively. Total ACL as a percentage of loans excluding $960.1 million of government guaranteed loans was 1.29%*.

$ In Millions



$148.9
$8.5
$(20.7)
$3.3
$140.0
• New loans and changes in composition of existing loans
• Changes in risk ratings, past due status and reserves on individually evaluated loans
• Changes in macroeconomic and qualitative factors
ACL 3Q25
Portfolio Changes
Net Charge-offs
Purchased Loans Credit Mark
ACL 4Q25

**A Non-GAAP Measure, Refer to Appendix for Reconciliation.*

17

18 Noninterest Income Trend $20.6 $18.5 $20.6 $48.6 $25.4 $4.7 $6.4 $8.5 $6.8 $11.9 $32.1 $6.0 $2.6 $2.2 $(0.3) $3.2$4.7 $4.4 $4.9 $4.9 $5.1$2.5 $2.4 $2.4 $2.5 $2.6 $2.7 $2.7 $2.6 $2.6 $2.6 12.4% 11.1% 11.9% 23.5% 13.1% Other Recaptured Tax Credit Insurance Proceeds* Tax Credit Income (Loss) Deposit Services Charge Card Services Wealth Management Noninterest income/Total income 4Q24 1Q25 2Q25 3Q25 4Q25 $4.7 $6.4 $8.5 $6.8 $11.9 $1.7 $1.7 $2.1 $1.8 $2.1 $0.5 $0.5 $0.5 $0.6 $0.5 $0.9 $0.9 $2.6 $2.1 $1.9$1.0 $0.1 $0.3 $0.1 $0.3 $0.7 $1.4 $0.3 $0.9 $0.3 $0.7 $0.5 $0.6 $0.2 $0.1 $6.2 $1.9 $1.2 $1.1 Miscellaneous Servicing Fees BOLI Swap Fees CDE Private Equity Fund Distributions Gain on OREO Gain on SBA Loan Sales 4Q24 1Q25 2Q25 3Q25 4Q25 $ In Millions Noninterest Income Other Noninterest Income Detail *Represents anticipated proceeds from a pending insurance claim related to a third quarter 2025 solar tax credit recapture event.

19 Noninterest Expense Trend Noninterest Expense $ In Millions $24.2 $23.4 $25.1 $27.5 $28.6 $1.9 $0.5 $0.6 $2.5 $22.9 $23.8 $24.8 $27.2 $27.5 $4.3 $4.4 $5.1 $4.9 $5.8 $46.2 $48.2 $50.2 $49.6 $50.1 57.1% 58.8% 59.3% 61.0% 58.3% $99.5 $99.8 $105.7 $109.8 $114.5 Other Core conversion expense Acquisition costs Deposit costs Occupancy Employee compensation and benefits Core efficiency ratio* 4Q24 1Q25 2Q25 3Q25 4Q25 $24.2 $23.4 $25.1 $27.5 $28.6 $11.9 $10.7 $11.4 $12.6 $12.8 $4.6 $4.8 $4.8 $5.0 $5.2 $1.6 $1.7 $1.5 $2.2 $2.3$3.1 $3.1 $3.4 $3.6 $3.2$2.1 $2.2 $3.2 $3.4 $3.7 $0.9 $0.9 $0.8 $0.7 $1.4 Miscellaneous Data processing Professional fees FDIC and other insurance Loan, legal expenses Amortization expense 4Q24 1Q25 2Q25 3Q25 4Q25 *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Other Noninterest Expense Detail

20 Capital Tangible Common Equity/Tangible Assets* 9.05% 9.30% 9.42% 9.60% 9.07% Tangible Common Equity/Tangible Assets 4Q24 1Q25 2Q25 3Q25 4Q25*** *A Non-GAAP Measure, Refer to Appendix for Reconciliation. **Preliminary regulatory capital ratios. ***Includes the impact of goodwill and intangibles from the branch acquisition completed in October 2025. Regulatory Capital 10.0% 14.6% 14.7% 14.7% 14.4% 13.9% 6.5% 11.8% 11.8% 11.9% 12.0% 11.6% CET1 Tier 1 Total Risk Based Capital Minimum "Well Capitalized" Ratio 4Q24 1Q25 2Q25 3Q25 4Q25 8.0% 13.1% 13.1% 13.2% 13.3% EFSC Capital Strategy: Low Cost - Highly Flexible High Capital Retention Rate – Strong earnings profile – Sustainable dividend profile Supporting Robust Asset Growth – Organic loan and deposit growth – High quality M&A to enhance commercial franchise and geographic diversification Maintain High Quality Capital Stack – Minimize WACC over time (preferred, sub debt, etc.) – Optimize capital levels CET1 ~10%, Tier 1 ~12%, and Total Capital ~14% Maintain 8-9% TCE – Common stock repurchases – 258,739 shares repurchased at an average price of $54.60 in 2025 – M&A deal structures – Drives ROATCE above peer levels TBV and Dividends per Share $37.27 $38.54 $40.02 $41.58 $41.37 $0.28 $0.29 $0.30 $0.31 $0.32 TBV/Share* Dividends per Share 4Q24 1Q25 2Q25 3Q25 4Q25 12.8% **

Appendix

22 Investment Portfolio Breakout AFS & HTM Securities Obligations of U.S. Government- sponsored enterprises 5% Obligations of states and political subdivisions 40% Agency mortgage- backed securities 47% Corporate debt securities 3% U.S. Treasury bills 5% TOTAL $3.7 billion • Effective duration of 5.1 years balances the short 3-year duration of the loan portfolio • Cash flows next 12 months of approximately $660.9 million • 4.02% tax-equivalent yield • Municipal bond portfolio rated A or better • Laddered maturity and repayment structure for consistent cash flows Overview Total AFS (Fair Value) Total HTM (Fair Value) AFS Securities (Net Unrealized Loss) HTM Securities (Net Unrealized Loss) 4Q24 1Q25 2Q25 3Q25 4Q25 $— $1,000 $2,000 $3,000 $(200) $(100) $— $100 $ In Millions $359.4 $314.9 $348.6 $226.6 $575.8 5.10% 5.20% 5.30% 4.99% 4.61% Principal Cost Yield (TEQ) 4Q24 1Q25 2Q25 3Q25 4Q25 Investment Purchase Yield $ In Millions Investment Portfolio

23 EFSC Borrowing Capacity $6.1 $6.3 $6.7 $1.1 $1.0 $1.6 $3.2 $3.3 $3.0 $0.2 $0.2 $0.1 $1.6 $1.8 $2.0 45% 47% 46% FHLB borrowing capacity FRB borrowing capacity Fed Funds lines Unpledged securities Borrowing capacity/Deposits 2Q25 3Q25 4Q25 $ In Billions End of Period and Average Loans to Deposits 85% 87% 86% 85% 81% 86% 86% 86% 84% 81% End of period Loans/Deposits Avg Loans/Avg Deposits 4Q24 1Q25 2Q25 3Q25 4Q25 • $1.6 billion available FHLB capacity • $3.0 billion available FRB capacity • $135.0 million in eight federal funds lines • $2.0 billion in unpledged investment securities • $681.9 million cash • $25.0 million available line of credit • Portfolio of saleable SBA loans • Investment portfolio/total assets of 22% • FHLB maximum credit capacity is 45% of assets $0.7 $0.5 $0.4 $0.4 $0.3 $0.7 $1.2 $1.6 $2.0 $2.3 Annual Cash Flows Cumulative Cash Flows 2026 2027 2028 2029 2030 Investment Portfolio Cash Flows* $ In Billions Strong Liquidity Profile *Trailing 12 months ending December 31 of each year Liquidity

24 Office CRE (Non-owner Occupied) Total $574.8 million Midwest 49.3% Southwest 29.3% West 17.5% Specialty 3.9% Office CRE Loans by Location Real Estate/ Rental/Leasing 87.4% Health Care and Social Assistance 3.7% Other 8.9% Office CRE Loans by Industry Type Size Average Risk Rating Number of Loans Balance Average Balance > $10 Million 5.50 16 $ 244.2 $ 15.3 $5-10 Million 5.00 12 80.3 6.7 $2-5 Million 5.31 45 143.9 3.2 < $2 Million 5.29 192 106.4 0.6 Total 5.29 265 $ 574.8 $ 2.2 Office CRE Loans by Size $ In Millions • Average loan-to-origination value 52% • 71% of loans have recourse to owners • Average debt-service coverage ratio (DSCR) of 1.52x • Average market occupancy of 88%; average rents of $24 psf • 42% Class A, 54% Class B, 4% Class C • $33.9 million unfunded commitments 24

25 Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, PPNR, ROATCE, allowance coverage ratio adjusted for guaranteed loans, PPNR return on average assets (“PPNR ROAA”), core efficiency ratio, tangible common equity to tangible assets, and tangible book value per common share, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, PPNR, ROATCE, allowance coverage ratio adjusted for guaranteed loans, PPNR return on average assets (“PPNR ROAA”), core efficiency ratio, tangible common equity to tangible assets, and tangible book value per common share, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures exclude certain other income and expense items, such as the FDIC special assessment, acquisition costs, core conversion expenses, accrued insurance proceeds anticipated to be received as a result of recaptured tax credits, net gain or loss on other real estate, and net gain or loss on sales of investment securities, that the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that tangible common equity to tangible assets provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated.

26 Reconciliation of Non-GAAP Financial Measures At ($ in thousands) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 STOCKHOLDERS’ EQUITY TO TANGIBLE COMMON EQUITY, TOTAL ASSETS TO TANGIBLE ASSETS, TANGIBLE BOOK VALUE PER COMMON SHARE, AND TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS Stockholders’ equity (GAAP) $ 2,039,386 $ 1,982,332 $ 1,922,899 $ 1,868,073 $ 1,824,002 Less preferred stock 71,988 71,988 71,988 71,988 71,988 Less goodwill 416,968 365,164 365,164 365,164 365,164 Less intangible assets 21,175 6,140 6,876 7,628 8,484 Tangible common equity (non-GAAP) $ 1,529,255 $ 1,539,040 $ 1,478,871 $ 1,423,293 $ 1,378,366 Common shares outstanding 36,965 37,011 36,950 36,928 36,988 Tangible book value per common share (non-GAAP) $ 41.37 $ 41.58 $ 40.02 $ 38.54 $ 37.27 Total assets (GAAP) $ 17,300,884 $ 16,402,405 $ 16,076,299 $ 15,676,594 $ 15,596,431 Less goodwill 416,968 365,164 365,164 365,164 365,164 Less intangible assets 21,175 6,140 6,876 7,628 8,484 Tangible assets (non-GAAP) $ 16,862,741 $ 16,031,101 $ 15,704,259 $ 15,303,802 $ 15,222,783 Tangible common equity to tangible assets (non-GAAP) 9.07% 9.60% 9.42% 9.30% 9.05%

Reconciliation of Non-GAAP Financial Measures

ENTERPRISE Financial Services Corp

($ in thousands)	Quarter ended December 31, 2025	Quarter ended September 30, 2025	Year ended December 31, 2025	Year ended December 31, 2024
RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE)				
Average stockholder's equity (GAAP)	$ 2,022,472	$ 1,964,126	$ 1,939,494	$ 1,784,175
Less average preferred stock	71,988	71,988	71,988	71,988
Less average goodwill	414,858	365,164	377,690	365,164
Less average intangible assets	11,173	6,498	8,238	10,329
Average tangible common equity (non-GAAP)	$ 1,524,453	$ 1,520,476	$ 1,481,578	$ 1,336,694
Net income available to common stockholders (GAAP)	$ 53,857	$ 44,297	$ 197,624	$ 181,516
ROATCE (non-GAAP)	14.02 %	11.56 %	13.34 %	13.58 %

($ in thousands)	Quarter ended December 31, 2025	Quarter ended September 30, 2025	Year ended December 31, 2025	Year ended December 31, 2024
PRE-PROVISION NET REVENUE (PPNR)				
Net interest income	$ 168,174	$ 158,286	$ 626,738	$ 568,096
Noninterest income	25,412	48,624	113,123	69,703
FDIC special assessment	(652)	—	(652)	625
Core conversion expense	—	—	—	4,868
Acquisition costs	2,548	609	3,675	—
Less net gain (loss) on sale of investment securities	(57)	—	49	—
Less net gain on other real estate owned	6,169	7	6,255	3,089
Less insurance recoveries[1]	—	32,112	32,112	—
Less noninterest expense	114,532	109,790	429,807	385,047
PPNR (non-GAAP)	$ 74,838	$ 65,610	$ 274,661	$ 255,156
Average assets	$ 17,099,429	$ 16,178,088	$ 16,199,003	$ 14,841,690
PPNR ROAA (non-GAAP)	1.74 %	1.61 %	1.70 %	1.72 %

[1]Represents anticipated proceeds from a pending insurance claim related to a third quarter 2025 solar tax credit recapture event.

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Reconciliation of Non-GAAP Financial Measures

ENTERPRISE Financial Services Corp

($ in thousands)	Quarter ended December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
CORE EFFICIENCY RATIO					
Net interest income (GAAP)	$ 168,174	$ 158,286	$ 152,762	$ 147,516	$ 146,370
Tax-equivalent adjustment	3,477	3,045	2,738	2,475	2,272
Noninterest income (GAAP)	25,412	48,624	20,604	18,483	20,631
Less insurance recoveries[1]	—	32,112	—	—	—
Less net gain (loss) on sale of investment securities	(57)	—	—	106	—
Less net gain (loss) on other real estate owned	6,169	7	56	23	(68)
Core revenue (non-GAAP)	$ 190,951	$ 177,836	$ 176,048	$ 168,345	$ 169,341
Noninterest expense (GAAP)	$ 114,532	$ 109,790	$ 105,702	$ 99,783	$ 99,522
Less core conversion expense	—	—	—	—	1,893
Less FDIC special assessment	(652)	—	—	—	—
Less amortization on intangibles	1,380	736	753	855	916
Less acquisition costs	2,548	609	518	—	—
Core revenue (non-GAAP)	$ 111,256	$ 108,445	$ 104,431	$ 98,928	$ 96,713
Core efficiency ratio (non-GAAP)	58.3 %	61.0 %	59.3 %	58.8 %	57.1 %

($ in thousands)	At December 31, 2025	September 30, 2025	December 31, 2024
ALLOWANCE COVERAGE RATIO ADJUSTED FOR GUARANTEED LOANS			
Loans (GAAP)	$ 11,800,338	$ 11,583,109	$ 11,220,355
Less guaranteed loans	960,132	922,168	947,665
Adjusted loans (non-GAAP)	$ 10,840,206	$ 10,660,941	$ 10,272,690
Allowance for credit losses	$ 140,022	$ 148,854	$ 137,950
Allowance for credit losses/loans (GAAP)	1.19 %	1.29 %	1.23 %
Allowance for credit losses/adjusted loans (non-GAAP)	1.29 %	1.40 %	1.34 %

[1]Represents anticipated proceeds from a pending insurance claim related to a third quarter 2025 solar tax credit recapture event.

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